Exhibit 10.7
WESCO International, Inc.
WESCO Distribution, Inc.
AMENDMENT TO STOCK OPTION AGREEMENT
WHEREAS, WESCO INTERNATIONAL, INC. (the “Company”) and William Goodwin (the “Grantee”) previously entered into the Stock Option Agreement dated December 21, 2001 (the “Agreement”).
WHEREAS, the Company wishes to amend the Agreement as set forth herein.
NOW, THEREFORE, intending to be legally bound, the Grantee and the Company hereby amend the Agreement as provided below effective as of May 21, 2008 as follows:
1.	Section 4(c)(iii) of the Agreement is hereby amended and restated in its entirety as follows:

“Retirement at Normal Retirement Age” shall mean retirement at the age 65 or later or at such date as mutually agreed upon.

2.	Except as expressly amended above, the terms and conditions of the Agreement shall continue in full force and effect.
The foregoing amendment is hereby accepted and agreed to by the undersigned.
WESCO INTERNATIONAL, INC.

By:
Stephen A. Van Oss
Vice President and Chief Financial Officer
Date: